Exhibit 10.1
August 23, 2018
Carter/Validus Operating Partnership, LP
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
Attention: Todd Sakow, Chief Financial Officer

Re:
Third Amended and Restated Credit Agreement dated February 1, 2018 by and among Carter/Validus Operating Partnership, LP (“Borrower”), KeyBank National Association, as Agent (“Agent”), and the lenders from time to time a party thereto, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of August 13, 2018 (the “Credit Agreement”)

Ladies and Gentlemen:
Terms used herein but not otherwise defined herein shall have the meanings set forth in the Credit Agreement. The Borrower desires to add those certain properties listed on Schedule 1 attached hereto and made a part hereof (“Additional Properties”) as Unencumbered Pool Properties (the “Addition”). In connection with the Addition, the Borrower and Guarantors have requested that (a) the Agent, Capital One, and the Majority Lenders consent to the inclusion of the Additional Properties even though (i) the appraisals relating to the Additional Properties do not satisfy the requirements contained in subpart (j) of the definition of Eligible Real Estate and subpart (f) of the definition of Eligible Real Estate Qualification Documents since the appraisals are dated more than ninety (90) days prior to the inclusion in the Unencumbered Pool, and (ii) the improvements related to the development of the HQ Buildings (as defined on Schedule 1 attached hereto) do not satisfy the requirements contained in subpart (c) of the definition of Eligible Real Estate since they are not income-producing Data Center Assets or Medical Assets (collectively, the “Eligibility Request”), and (b) the Agent, Capital One, and the Majority Lenders agree to value each of the Additional Properties at their respective Appraised Values for purposes of determining the Unencumbered Pool Value and the Gross Asset Value under the Credit Agreement, regardless of whether the sum of the Property Costs and Acquisition Closing Costs of such Additional Properties is less than such Additional Properties’ Appraised Value (the “Value Request”).
Subject to (a) execution and delivery of this letter by Borrower, Guarantors and Agent, and (b) before and after giving effect to this letter agreement and limited consent, no Event of Default and no Default shall have occurred and be continuing, Agent advises you that the Agent, Capital One, and the Majority Lenders consent to the Eligibility Request and the Value Request.
Borrower and Guarantors acknowledge, represent and agree that as of the date hereof none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Nothing in this letter shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, or substitution of indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents. By execution hereof, Borrower and Guarantors acknowledge that the Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future extension, waiver, indulgence or consent. This letter may be executed in any number of counterparts which shall together constitute but one and the same agreement.
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2

AGENT: KEYBANK NATIONAL ASSOCIATION, as Agent By: /s/ Kristin Centracchio Name: Kristin Centracchio Title: Vice President

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Signature Page to Consent Letter (RTS and San Antonio)

BORROWER:
CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By:        Carter Validus Mission Critical REIT, Inc., a Maryland
        corporation, its general partner

By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent

REIT:
CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation
By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent

(SEAL)

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Signature Page to Consent Letter (RTS and San Antonio)

SUBSIDIARY GUARANTORS:
HC-2501 W WILLIAM CANNON DR, LLC
HC-8451 PEARL STREET, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
HC-2257 KARISA DRIVE, LLC
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-17322 RED OAK DRIVE, LLC
HC-10323 STATE HIGHWAY 151, LLC
HC-7502 GREENVILLE AVENUE, LLC
HC-5330L N. LOOP 1604 WEST, LLC
HC-760 OFFICE PARKWAY, LLC
HC-4499 ACUSHNET AVENUE, LLC
HC-14024 QUAIL POINTE DRIVE, LLC
HC-5101 MEDICAL DRIVE, LLC
HC-5330 N. LOOP 1604 WEST, LLC
HC-3436 MASONIC DRIVE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
HCP-SELECT MEDICAL, LLC
HC-1101 KALISTE SALOOM ROAD, LLC, and
HC-4201 WILLIAM D. TATE AVENUE, LLC,
each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent

(CORPORATE SEAL)

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Signature Page to Consent Letter (RTS and San Antonio)

HC-116 EDDIE DOWLING HIGHWAY, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
HC-800 EAST 68TH STREET, LLC
HCP-RTS, LLC,
HCP-PAM WARM SPRINGS, LLC,
each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent

(CORPORATE SEAL)

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:	HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent

(CORPORATE SEAL)
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Signature Page to Consent Letter (RTS and San Antonio)

GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent

(CORPORATE SEAL)

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent

(CORPORATE SEAL)

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Signature Page to Consent Letter (RTS and San Antonio)

HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-6555 CORTEZ, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-8625 COLLIER BLVD., LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-7850 N. UNIVERSITY DRIVE, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC,
each a Delaware limited liability company

By:	HCP-RTS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent
(CORPORATE SEAL)

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Signature Page to Consent Letter (RTS and San Antonio)

HC-20050 CRESTWOOD BLVD., LLC
HC-42074 VETERANS AVENUE, LLC
HC-101 JAMES COLEMAN DRIVE, LLC
HC-102 MEDICAL DRIVE, LLC, and
HC-1445 HANZ DRIVE, LLC,
each a Delaware limited liability company

By:	HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title: Authorized Agent
(CORPORATE SEAL)

Signature Page to Consent Letter (RTS and San Antonio)

Schedule 1
Additional Properties

1.	7751 Baymeadows Road East, Jacksonville, Florida

2.	2 Physicians Park Drive, Frankfort, Kentucky

3.	187 Skylar Drive, Fairlea, West Virginia

4.	6160 South Fort Apache Road, Las Vegas, Nevada

5.	52 North Pecos Road, Henderson, Nevada

6.	58295 29 Palms Highway, Yucca Valley, California

7.	77-840 Flora Road, Palm Desert, California

8.	860 Parkview Drive North, El Segundo, California

9.	40055 Bob Hope Drive, Rancho Mirage, California

10.	1026 Mar Walt Drive, Fort Walton Beach, Florida

11.	601 Redstone Avenue West, Crestview, Florida

12.	2234 Colonial Boulevard, Fort Myers, Florida (“HQ Building 1”)

13.	1120 Lee Boulevard, Lehigh Acres, Florida

14.	6879 US Highway 98 West, Santa Rosa Beach, Florida

15.	6310 Health Parkway, Lakewood Ranch, Florida

16.	2270 Colonial Boulevard, Fort Myers, Florida (“HQ Building 2”; together with HQ Building 1 are collectively referred to as “HQ Buildings”)

17.	8991 Brighton Lane, Bonita Springs, Florida

18.	5418 North Loop 1604 W, San Antonio, Texas

Signature Page to Consent Letter (RTS and San Antonio)